Exhibit 99.2

Juniata Valley Financial Corp. and Subsidiary

Consolidated Statements of Financial Condition

( in thousands, except share data)

	(1)	(2)
	March 31,	December 31,
	2014	2013
ASSETS
Cash and due from banks	$10,570	$8,570
Interest bearing deposits with banks	4,318	43
Cash and cash equivalents	14,888	8,613
Interest bearing time deposits with banks	249	249
Securities available for sale	124,515	126,046
Restricted investment in Federal Home Loan Bank (FHLB) stock	1,602	1,967
Investment in unconsolidated subsidiary	4,199	4,172
Loans	275,983	277,798
Less: Allowance for loan losses	(2,300)	(2,287)
Total loans, net of allowance for loan losses	273,683	275,511
Premises and equipment, net	6,246	6,330
Other real estate owned	340	281
Bank owned life insurance and annuities	14,953	14,848
Equity investment in low income housing project	4,203	3,990
Core deposit intangible	108	119
Goodwill	2,046	2,046
Mortgage servicing rights	169	167
Accrued interest receivable and other assets	4,709	4,443
Total assets	$451,910	$448,782
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Deposits:
Non-interest bearing	$80,661	$74,611
Interest bearing	311,720	305,034
Total deposits	392,381	379,645

Securities sold under agreements to repurchase	4,038	5,397
Short-term borrowings	-	8,400
Other interest bearing liabilities	1,357	1,356
Accrued interest payable and other liabilities	3,784	4,000
Total liabilities	401,560	398,798
Stockholders' Equity:
Preferred stock, no par value:
Authorized - 500,000 shares, none issued	-	-
Common stock, par value $1.00 per share:
Authorized - 20,000,000 shares
Issued - 4,745,826 shares
Outstanding -
4,196,266 shares at March 31, 2014;
4,196,266 shares at December 31, 2013	4,746	4,746
Surplus	18,380	18,370
Retained earnings	39,098	39,118
Accumulated other comprehensive loss	(1,283)	(1,659)
Cost of common stock in Treasury:
549,560 shares at March 31, 2014;
549,560 shares at December 31, 2013	(10,591)	(10,591)
Total stockholders' equity	50,350	49,984
Total liabilities and stockholders' equity	$451,910	$448,782

(1) Unaudited

(2) Unaudited but derived from audited financial statements; does not include related disclosures.

Juniata Valley Financial Corp. and Subsidiary

Consolidated Statements of Income

(Unaudited, in thousands, except share and per share data)

	Three Months Ended
	March 31,
	2014	2013
Interest income:
Loans, including fees	$3,550	$3,690
Taxable securities	355	297
Tax-exempt securities	130	151
Other interest income	1	6
Total interest income	4,036	4,144
Interest expense:
Deposits	621	757
Securities sold under agreements to repurchase	1	1
Short-term borrowings	1	-
Other interest bearing liabilities	4	5
Total interest expense	627	763
Net interest income	3,409	3,381
Provision for loan losses	20	80
Net interest income after provision for loan losses	3,389	3,301
Non-interest income:
Customer service fees	268	310
Debit card fee income	203	194
Earnings on bank-owned life insurance and annuities	97	97
Trust fees	76	89
Commissions from sales of non-deposit products	112	116
Income from unconsolidated subsidiary	37	54
Fees derived from loan activity	38	60
Gain on sales of loans	29	96
Gain on calls of securities	5	1
Other non-interest income	55	60
Total non-interest income	920	1,077
Non-interest expense:
Employee compensation expense	1,352	1,223
Employee benefits	403	462
Occupancy	282	245
Equipment	114	120
Data processing expense	380	354
Director compensation	57	57
Professional fees	99	95
Taxes, other than income	107	123
FDIC Insurance premiums	81	90
Gain on sales of other real estate owned	(18)	(26)
Amortization of intangibles	11	11
Amortization of investment in low-income housing partnership	120	-
Other non-interest expense	348	281
Total non-interest expense	3,336	3,035
Income before income taxes	973	1,343
Provision for income taxes	70	337
Net income	$903	$1,006
Earnings per share
Basic	$0.22	$0.24
Diluted	$0.22	$0.24
Cash dividends declared per share	$0.22	$0.22
Weighted average basic shares outstanding	4,196,266	4,218,361
Weighted average diluted shares outstanding	4,196,614	4,219,526

Juniata Valley Financial Corp. and Subsidiary

Consolidated Statements of Income

(Unaudited, in thousands, except share and per share data)

	Three Months Ended
	March 31,	December 31,
	2014	2013
Interest income:
Loans, including fees	$3,550	$3,728
Taxable securities	355	329
Tax-exempt securities	130	136
Other interest income	1	-
Total interest income	4,036	4,193
Interest expense:
Deposits	621	667
Securities sold under agreements to repurchase	1	1
Short-term borrowings	1	4
Other interest bearing liabilities	4	5
Total interest expense	627	677
Net interest income	3,409	3,516
Provision for loan losses	20	149
Net interest income after provision for loan losses	3,389	3,367
Non-interest income:
Customer service fees	268	329
Debit card fee income	203	212
Earnings on bank-owned life insurance and annuities	97	99
Trust fees	76	98
Commissions from sales of non-deposit products	112	83
Income from unconsolidated subsidiary	37	91
Fees derived from loan activity	38	94
Gain on sales of loans	29	18
Gain (loss) on calls of securities	5	(2)
Other non-interest income	55	56
Total non-interest income	920	1,078
Non-interest expense:
Employee compensation expense	1,352	1,445
Employee benefits	403	370
Occupancy	282	252
Equipment	114	112
Data processing expense	380	368
Director compensation	57	54
Professional fees	99	107
Taxes, other than income	107	121
FDIC Insurance premiums	81	84
Gain on sales of other real estate owned	(18)	(2)
Amortization of intangibles	11	11
Amortization of investment in low-income housing partnership	120	158
Other non-interest expense	348	352
Total non-interest expense	3,336	3,432
Income before income taxes	973	1,013
Provision for income taxes	70	46
Net income	$903	$967
Earnings per share
Basic	$0.22	$0.23
Diluted	$0.22	$0.23
Cash dividends declared per share	$0.22	$0.22
Weighted average basic shares outstanding	4,196,266	4,196,471
Weighted average diluted shares outstanding	4,196,614	4,196,603